Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF

KERYX BIOPHARMACEUTICALS, INC.

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Keryx Biopharmaceuticals, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Gregory P. Madison, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2016	/s/ Gregory P. Madison
Gregory P. Madison Chief Executive Officer Principal Executive Officer